UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2192

The Dreyfus Third Century Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

The Dreyfus

Third Century Fund, Inc.

ANNUAL REPORT May 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus
Third Century Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Third Century Fund, Inc., covering the 12-month period from June 1, 2014, through May 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market encountered bouts of heightened volatility on its way to setting a series of new record highs during the reporting period. Stock prices were driven broadly higher over the second half of 2014 as U.S. corporate fundamentals benefited from a sustained economic recovery, which was fueled by strengthening labor markets, intensifying manufacturing activity, and greater consumer and business confidence. Gains moderated over the first five months of 2015, when investors worried that persistent economic weakness in overseas markets and a strengthening U.S. dollar might derail growth in the United States.

We remain optimistic regarding the long-term outlook for the U.S. economy. We believe the domestic economic recovery has resumed after a winter soft patch, energy prices have begun to rebound, foreign currencies recently have strengthened, and aggressively accommodative monetary policies from the world’s major central banks seem likely to address global economic weakness.While stocks stand to benefit from these conditions, valuations appear to have risen toward fair levels. Moreover, we believe expectations of domestic rate hikes and recently mixed corporate financial reports may have created uncertainty as to the pace of future gains.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the reporting period of June 1, 2014, through May 31, 2015, as provided by C.Wesley Boggs,William S. Cazalet, CAIA and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2015,The Dreyfus Third Century Fund’s Class A shares produced a total return of 9.81%, Class C shares returned 9.00%, Class I shares returned 10.18%, and Class Z shares returned 10.06%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), provided a total return of 11.79% for the same period.2

Stocks advanced in a recovering U.S. economy over the reporting period’s first half before posting more modest gains during the second half. The fund lagged its benchmark when investors favored growth-oriented stocks and the valuation factors considered by our quantitative models proved relatively ineffective.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal.To pursue these goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. Our strategy combines computer modeling techniques, fundamental analysis, and risk management with a social investment process.

In selecting stocks, we begin with quantitative research to rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive securities as potential purchase candidates. We then evaluate potential purchase candidates to determine whether they meet the fund’s socially responsible investment criteria.We further examine companies determined to be eligible, by industry or sector, and select those companies we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that exhibit positive records in the fund’s areas of social concern.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally focuses on large-cap growth stocks; however, it also may invest in value-oriented, midcap, and small-cap stocks.

Stocks Digested Gains in 2015 after Strong 2014 Rally

The U.S. economy rebounded over the first half of the reporting period, supported by a strengthening labor market, low interest rates, and improved confidence among businesses and consumers. However, the domestic expansion proved more uneven over the second half in the face of severe winter weather and economic weakness in international markets. Massive quantitative easing programs and lower interest rates in Europe and Japan caused the U.S. dollar to appreciate sharply against most foreign currencies, hampering revenues for American exporters. Meanwhile, sharply lower oil prices generated challenges for energy producers.

Therefore, U.S. equity markets achieved most of the reporting period’s gains during 2014. In contrast, the S&P 500 Index repeatedly vacillated between gains and losses in early 2015 before stronger economic data sparked a rally in the spring.

Growth Factors More Predictive than Valuations

Investors favored companies exhibiting high levels of earnings momentum over the reporting period, while more value-oriented stocks lagged market averages. Consequently, an emphasis on attractively valued stocks in the financials and consumer discretionary sectors prevented the fund from participating more fully in their respective gains within the benchmark. Among energy companies, independent oil-and-gas producer Denbury Resources declined after announcing reductions in planned dividend growth and capital expenditures as commodity prices plunged. Low oil prices also triggered declines in ConocoPhillips and Devon Energy.

The fund fared better in the health care sector, where drug distributor AmerisourceBergen repeatedly beat earnings estimates and raised its earnings forecast. In the materials sector, chemicals producer Sigma-Aldrich advanced after receiving an acquisition offer.The reporting period’s top individual holding was Southwest Airlines, which benefited from lower fuel prices and strong management practices.

The fund’s environmental, social, and corporate governance (ESG) criteria also added value over the reporting period.We established a new investment in healthcare services provider Cardinal Health, which has adopted robust programs to prevent unethical practices in its interactions with government officials and third parties. Conversely, we eliminated a position in data storage specialist Seagate Technology after its ESG rating fell due to compensation packages that fail to link employees’ interests to the company’s performance.

Focusing on Value, Quality, and Sustainability

Although we employ a quantitative process that does not directly consider macroeconomic factors, it is worth noting that the U.S. economy has gotten back on track after a winter soft patch, and international markets may be poised for recovery amid the aggressively accommodative monetary policies adopted by major central banks.

As of the end of the reporting period, our models have continued to identify opportunities meeting our criteria for attractive valuations, earnings quality, behavioral factors, and social responsibility. We have found such stocks across all of the market sectors represented in the S&P 500 Index, enabling the fund to maintain a generally sector-neutral investment posture.

June 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of
The Dreyfus Third Century Fund, Inc. on 5/31/05 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
The Dreyfus Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.
Current income is a secondary goal.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.The Index is not subject to the same socially responsible investment criteria as The Dreyfus Third
Century Fund, Inc. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/15

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3.52%	14.00%	7.08%
without sales charge	9.81%	15.36%	7.72%
Class C shares
with applicable redemption charge †	8.04%	14.54%	6.92%
without redemption	9.00%	14.54%	6.92%
Class I shares	10.18%	15.81%	8.17%
Class Z shares	10.06%	15.64%	7.98%
Standard & Poor’s 500
Composite Stock Price Index	11.79%	16.53%	8.11%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from December 1, 2014 to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2015
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.09	$9.89	$4.53	$4.98
Ending value (after expenses)	$1,018.40	$1,014.20	$1,020.40	$1,019.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2015
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.09	$9.90	$4.53	$4.99
Ending value (after expenses)	$1,018.90	$1,015.11	$1,020.44	$1,020.00

† Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.97% for Class C, .90% for
Class I and .99% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2015

Common Stocks—98.8%	Shares	Value ($)
Banks—3.4%
Comerica	134,650	6,591,117
KeyCorp	50	729
People’s United Financial	312,000	4,854,720
		11,446,566
Capital Goods—4.8%
3M	19,600	3,117,968
Caterpillar	6,050	516,186
Cummins	12,200	1,653,710
General Electric	86,850	2,368,399
Lockheed Martin	19,300	3,632,260
Parker Hannifin	10,600	1,276,558
Snap-on	21,350	3,317,790
		15,882,871
Consumer Durables & Apparel—.4%
PVH	13,200	1,381,248
Consumer Services—2.0%
Marriott International, Cl. A	87,100	6,792,929
Diversified Financials—5.5%
American Express	55,350	4,412,502
Franklin Resources	73,800	3,757,158
Legg Mason	41,900	2,235,784
Northern Trust	24,700	1,841,385
T. Rowe Price Group	75,600	6,100,164
		18,346,993
Energy—7.3%
Baker Hughes	30,850	1,988,591
ConocoPhillips	78,900	5,024,352
Hess	15,900	1,073,568
Marathon Petroleum	57,900	5,990,334
National Oilwell Varco	40,200	1,977,438
Noble	53,500	896,125
Phillips 66	23,500	1,859,320
Spectra Energy	153,250	5,389,802
Tesoro	3,600	318,600
		24,518,130

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—4.8%
Campbell Soup	37,200		1,798,248
Coca-Cola Enterprises	113,150		5,004,624
McCormick & Co.	17,700		1,389,450
Mondelez International, Cl. A	126,100		5,244,499
PepsiCo	27,750		2,675,932
			16,112,753
Health Care Equipment & Services—4.3%
AmerisourceBergen	47,850		5,385,996
Cardinal Health	17,200		1,516,524
Cigna	18,150		2,556,064
Edwards Lifesciences	21,900	[a]	2,862,768
Henry Schein	13,700	[a]	1,940,879
			14,262,231
Household & Personal Products—2.4%
Clorox	44,600		4,801,636
Kimberly-Clark	29,400		3,200,484
			8,002,120
Insurance—5.7%
ACE	50,700		5,398,536
Genworth Financial, Cl. A	101,200	[a]	803,528
Marsh & McLennan	97,500		5,677,425
Travelers	69,050		6,982,336
			18,861,825
Materials—6.1%
Alcoa	247,300		3,091,250
Ball	92,450		6,563,025
Ecolab	14,450		1,656,693
International Flavors & Fragrances	50,650		6,029,376
Sigma-Aldrich	21,550		3,001,915
			20,342,259
Media—6.1%
DIRECTV	51,700	[a]	4,706,768
Discovery Communications, Cl. A	69,300	[a,b]	2,352,042
Scripps Networks Interactive, Cl. A	41,700		2,794,317

Common Stocks (continued)	Shares		Value ($)
Media (continued)
Time Warner	56,000		4,730,880
Time Warner Cable	20,100		3,635,889
Walt Disney	19,400		2,141,178
			20,361,074
Pharmaceuticals, Biotech & Life Sciences—13.0%
Agilent Technologies	117,100		4,823,349
AstraZeneca, ADR	12,325		832,554
Biogen	12,650	[a]	5,021,924
Gilead Sciences	86,800		9,745,036
Merck & Co.	110,800		6,746,612
PerkinElmer	93,500	[b]	4,930,255
Waters	40,250	[a]	5,378,205
Zoetis	116,500		5,798,205
			43,276,140
Retailing—1.8%
Best Buy	10,000		347,000
Gap	121,350		4,651,346
Staples	55,600		915,454
			5,913,800
Semiconductors & Semiconductor
Equipment—2.1%
Applied Materials	13,100		263,703
Intel	86,800		2,991,128
Skyworks Solutions	34,200		3,740,112
			6,994,943
Software & Services—8.3%
Accenture, Cl. A	36,900		3,543,876
Citrix Systems	54,700	[a]	3,556,047
Computer Sciences	36,100		2,476,460
Intuit	54,750		5,702,213
Microsoft	123,100		5,768,466
Teradata	115,650	[a,b]	4,503,411
Xerox	201,600		2,302,272
			27,852,745

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Technology Hardware & Equipment—9.6%
Apple	116,475		15,174,363
Cisco Systems	97,625		2,861,389
Corning	340,500		7,123,260
EMC	62,575		1,648,226
Hewlett-Packard	152,150		5,081,810
			31,889,048
Telecommunication Services—1.6%
CenturyLink	160,400		5,331,696
Transportation—3.6%
Expeditors International of
Washington	37,000		1,696,080
Norfolk Southern	36,000		3,312,000
Southwest Airlines	193,600		7,172,880
			12,180,960
Utilities—6.0%
Exelon	208,700		7,060,321
NextEra Energy	72,400		7,409,416
PG&E	20,000		1,069,400
Public Service Enterprise Group	104,000		4,433,520
			19,972,657
Total Common Stocks
(cost $256,774,579)			329,722,988

Other Investment—1.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,946,628)	4,946,628	[c]	4,946,628

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $5,073,435)	5,073,435 [c]	5,073,435

Total Investments (cost $266,794,642)	101.8%	339,743,051

Liabilities, Less Cash and Receivables	(1.8%)	(5,927,724)

Net Assets	100.0%	333,815,327

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At May 31, 2015, the value of the fund’s securities on loan was $5,690,883 and the value of the collateral held by the fund was $6,217,733, consisting of cash collateral of $5,073,435 and
U.S. Government and Agency securities valued at $1,144,298.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Health Care Equipment & Services	4.3
Biotech & Life Sciences	13.0	Transportation	3.6
Technology Hardware & Equipment	9.6	Banks	3.4
Software & Services	8.3	Money Market Investments	3.0
Energy	7.3	Household & Personal Products	2.4
Materials	6.1	Semiconductors &
Media	6.1	Semiconductor Equipment	2.1
Utilities	6.0	Consumer Services	2.0
Insurance	5.7	Retailing	1.8
Diversified Financials	5.5	Telecommunication Services	1.6
Capital Goods	4.8	Consumer Durables & Apparel	.4
Food, Beverage & Tobacco	4.8		101.8

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,690,883)—Note 1(b):
Unaffiliated issuers		256,774,579		329,722,988
Affiliated issuers			10,020,063	10,020,063
Cash				37,154
Receivable for investment securities sold				14,061,169
Dividends and securities lending income receivable				692,750
Receivable for shares of Common Stock subscribed				1,451
Prepaid expenses				32,679
				354,568,254
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				279,221
Payable for investment securities purchased				15,252,949
Liability for securities on loan—Note 1(b)				5,073,435
Payable for shares of Common Stock redeemed				26,689
Accrued expenses				120,633
				20,752,927
Net Assets ($)				333,815,327
Composition of Net Assets ($):
Paid-in capital				220,866,623
Accumulated undistributed investment income—net				2,751,894
Accumulated net realized gain (loss) on investments				37,248,401
Accumulated net unrealized appreciation
(depreciation) on investments				72,948,409
Net Assets ($)				333,815,327

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	23,248,067	6,697,635	12,498,877	291,370,748
Shares Outstanding	1,617,129	517,824	854,461	19,923,268
Net Asset Value Per Share ($)	14.38	12.93	14.63	14.62

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,105,630
Affiliated issuers	2,713
Income from securities lending—Note 1(b)	3,808
Total Income	6,112,151
Expenses:
Management fee—Note 3(a)	2,492,001
Shareholder servicing costs—Note 3(c)	492,296
Professional fees	86,022
Directors’ fees and expenses—Note 3(d)	85,451
Registration fees	61,238
Distribution fees—Note 3(b)	48,353
Prospectus and shareholders’ reports	35,766
Custodian fees—Note 3(c)	29,064
Loan commitment fees—Note 2	3,807
Interest expense—Note 2	100
Miscellaneous	26,032
Total Expenses	3,360,130
Less—reduction in fees due to earnings credits—Note 3(c)	(378)
Net Expenses	3,359,752
Investment Income—Net	2,752,399
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	37,293,055
Net unrealized appreciation (depreciation) on investments	(8,312,030)
Net Realized and Unrealized Gain (Loss) on Investments	28,981,025
Net Increase in Net Assets Resulting from Operations	31,733,424
See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2015	2014
Operations ($):
Investment income—net	2,752,399	2,643,743
Net realized gain (loss) on investments	37,293,055	37,076,156
Net unrealized appreciation
(depreciation) on investments	(8,312,030)	16,682,441
Net Increase (Decrease) in Net Assets
Resulting from Operations	31,733,424	56,402,340
Dividends to Shareholders from ($):
Investment income—net:
Class A	(164,985)	(197,843)
Class C	(10,903)	(29,468)
Class I	(105,357)	(96,985)
Class Z	(2,361,670)	(3,012,213)
Net realized gain on investments:
Class A	(2,807,610)	(497,936)
Class C	(807,703)	(138,888)
Class I	(1,271,347)	(189,865)
Class Z	(32,226,444)	(6,586,405)
Total Dividends	(39,756,019)	(10,749,603)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,563,033	8,442,348
Class C	1,714,594	1,190,955
Class I	6,041,226	3,912,214
Class Z	4,477,336	4,773,799
Dividends reinvested:
Class A	2,832,437	658,365
Class C	532,986	107,254
Class I	694,528	150,952
Class Z	33,019,074	9,148,349
Cost of shares redeemed:
Class A	(12,933,000)	(5,493,822)
Class C	(1,089,139)	(589,086)
Class I	(2,529,472)	(1,005,091)
Class Z	(22,585,221)	(26,599,714)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	19,738,382	(5,303,477)
Total Increase (Decrease) in Net Assets	11,715,787	40,349,260
Net Assets ($):
Beginning of Period	322,099,540	281,750,280
End of Period	333,815,327	322,099,540
Undistributed investment income—net	2,751,894	2,642,410

		Year Ended May 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	650,462	613,566
Shares issued for dividends reinvested	199,890	48,732
Shares redeemed	(874,356)	(397,015)
Net Increase (Decrease) in Shares Outstanding	(24,004)	265,283
Class C
Shares sold	128,674	96,638
Shares issued for dividends reinvested	41,672	8,663
Shares redeemed	(81,343)	(46,213)
Net Increase (Decrease) in Shares Outstanding	89,003	59,088
Class I
Shares sold	403,310	281,146
Shares issued for dividends reinvested	48,265	11,026
Shares redeemed	(170,802)	(70,557)
Net Increase (Decrease) in Shares Outstanding	280,773	221,615
Class Z
Shares sold	294,448	341,303
Shares issued for dividends reinvested	2,294,585	668,250
Shares redeemed	(1,512,220)	(1,897,590)
Net Increase (Decrease) in Shares Outstanding	1,076,813	(888,037)
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended May 31,
Class A Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period		14.82	12.76	10.24	10.61	8.36
Investment Operations:
Investment income—net [a]		.09	.10	.13	.05	.03
Net realized and unrealized
gain (loss) on investments		1.33	2.45	2.46	(.38)	2.24
Total from Investment Operations		1.42	2.55	2.59	(.33)	2.27
Distributions:
Dividends from investment income—net		(.10)	(.14)	(.05)	(.04)	(.02)
Dividends from net realized
gain on investments		(1.76)	(.35)	(.02)	—	—
Total Distributions		(1.86)	(.49)	(.07)	(.04)	(.02)
Net asset value, end of period		14.38	14.82	12.76	10.24	10.61
Total Return (%)[b]		9.81	20.37	25.47	(3.13)	27.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		1.20	1.22	1.25	1.31	1.39
Ratio of net expenses
to average net assets		1.20	1.22	1.25	1.31	1.39
Ratio of net investment income
to average net assets		.62	.70	1.11	.46	.32
Portfolio Turnover Rate		57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)		23,248	24,320	17,562	14,469	15,154

a	Based on average shares outstanding.
b	Exclusive of sales charge.
See notes to financial statements.

			Year Ended May 31,
Class C Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period		13.52	11.72	9.43	9.80	7.75
Investment Operations:
Investment income (loss)—net[a]		(.02)	(.01)	.04	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments		1.21	2.23	2.27	(.34)	2.08
Total from Investment Operations		1.19	2.22	2.31	(.37)	2.05
Distributions:
Dividends from investment income—net		(.02)	(.07)	—	—	—
Dividends from net realized
gain on investments		(1.76)	(.35)	(.02)	—	—
Total Distributions		(1.78)	(.42)	(.02)	—	—
Net asset value, end of period		12.93	13.52	11.72	9.43	9.80
Total Return (%)[b]		9.00	19.33	24.55	(3.78)	26.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		1.96	1.99	2.00	2.05	2.00
Ratio of net expenses
to average net assets		1.96	1.99	2.00	2.05	2.00
Ratio of net investment income (loss)
to average net assets		(.11)	(.07)	.35	(.27)	(.29)
Portfolio Turnover Rate		57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)		6,698	5,800	4,332	3,313	2,944

a	Based on average shares outstanding.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.04	12.95	10.39	10.77	8.48
Investment Operations:
Investment income—net[a]	.14	.14	.17	.09	.08
Net realized and unrealized
gain (loss) on investments	1.36	2.48	2.51	(.38)	2.28
Total from Investment Operations	1.50	2.62	2.68	(.29)	2.36
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.10)	(.09)	(.07)
Dividends from net realized
gain on investments	(1.76)	(.35)	(.02)	—	—
Total Distributions	(1.91)	(.53)	(.12)	(.09)	(.07)
Net asset value, end of period	14.63	15.04	12.95	10.39	10.77
Total Return (%)	10.18	20.65	25.98	(2.72)	27.87
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.91	.90	.92	.89
Ratio of net expenses
to average net assets	.90	.91	.90	.92	.89
Ratio of net investment income
to average net assets	.96	1.01	1.46	.86	.83
Portfolio Turnover Rate	57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)	12,499	8,629	4,558	2,766	2,043

a Based on average shares outstanding.
See notes to financial statements.

		Year Ended May 31,
Class Z Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.03	12.94	10.38	10.76	8.48
Investment Operations:
Investment income—net[a]	.13	.13	.15	.07	.07
Net realized and unrealized
gain (loss) on investments	1.35	2.47	2.51	(.38)	2.27
Total from Investment Operations	1.48	2.60	2.66	(.31)	2.34
Distributions:
Dividends from investment income—net	(.13)	(.16)	(.08)	(.07)	(.06)
Dividends from net realized
gain on investments	(1.76)	(.35)	(.02)	—	—
Total Distributions	(1.89)	(.51)	(.10)	(.07)	(.06)
Net asset value, end of period	14.62	15.03	12.94	10.38	10.76
Total Return (%)	10.06	20.50	25.80	(2.86)	27.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	1.01	1.03	1.07	1.03
Ratio of net expenses
to average net assets	.98	1.01	1.03	1.07	1.03
Ratio of net investment income
to average net assets	.86	.91	1.32	.71	.68
Portfolio Turnover Rate	57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)	291,371	283,351	255,298	221,387	247,051

a Based on average shares outstanding.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to provide capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	327,994,309	—	—	327,994,309
Equity Securities—
Foreign
Common Stocks†	1,728,679	—	—	1,728,679
Mutual Funds	10,020,063	—	—	10,020,063

† See Statement of Investments for additional detailed categorizations.

At May 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended May 31, 2015, The Bank of New York Mellon earned $1,122 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2015, were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2014 ($)	Purchases ($)	Sales ($)	5/31/2015		($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,097,215	28,303,982	27,454,569	4,946,628	1.5
Dreyfus
Institutional
Cash
Advantage
Fund	—	46,432,264	41,358,829	5,073,435	1.5
Total	4,097,215	74,736,246	68,813,398 10,020,063		3.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,827,413, undistributed capital gains $35,215,695 and unrealized appreciation $72,905,596.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2015 and May 31, 2014 were as follows: ordinary income $5,023,833 and $7,057,815, and long-term capital gains $34,732,186 and $3,691,788, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2015 was approximately $9,000 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended May 31, 2015, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2015, the Distributor retained $3,173 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2015, Class C shares were charged $48,353 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2015, Class A and Class C shares were charged $62,634 and $16,118, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily at net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2015, Class Z shares were charged $205,924 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2015, the fund was charged $123,197 for transfer agency services and $8,281 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $378.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2015, the fund was charged $29,064 pursuant to the custody agreement.

During the period ended May 31, 2015, the fund was charged $10,891 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $210,410, Distribution Plan fees $4,254, Shareholder Service Plan fees $27,751, custodian fees $10,860, Chief Compliance Officer fees $2,113 and transfer agency fees $23,833.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2015, amounted to $187,623,496 and $204,241,602, respectively.

At May 31, 2015, the cost of investments for federal income tax purposes was $266,837,455; accordingly, accumulated net unrealized appreciation on investments was $72,905,596, consisting of $75,427,930 gross unrealized appreciation and $2,522,334 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 2015 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 28, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended May 31, 2015 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,023,833 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.Also, the fund hereby reports $.1131 per share as a short-term capital gain distribution and $1.6499 per share as a long-term capital gain distribution paid on December 4, 2014.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

OFFICERS OF THE FUND (Unaudited)

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,226 in 2014 and $33,031 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,120 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,679 in 2014 and $9,767 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,028 in 2014 and $1,467 in 2015.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $40,974,357 in 2014 and $20,773,877 in 2015.

(h) Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    July 20, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)